Related party transactions	12 Months Ended
Dec. 31, 2023
Related party transactions
Related party transactions

27Related party transactions

Key management personnel compensation

Key management personnel are the members of the Board and executive officers.

	2023	2022
	£ 000	£ 000
Salaries and other short term employee benefits	883	1,266
Payments to defined contribution pension schemes	1	12
Share-based payment expense	795	144
Termination benefits	—	368
	1,679	1,790

Aggregate gains made on the exercise of share options for the Directors during the year totaled £1,788 thousand (2022: £1,351 thousand).

Summary of transactions with other related parties

On January 1, 2022 Domhnal Slattery was appointed Chairman of the Board of Directors. Mr. Slattery is the ultimate beneficial owner of Avolon-e. On August 3, 2023 Mr. Slattery resigned from the Board of Directors.

As previously disclosed, in January 2022, the Company and Stephen Fitzpatrick entered into an option agreement with Mr. Slattery, pursuant to which Mr. Fitzpatrick granted Mr. Slattery an option to purchase up to an aggregate of 1,175,000 ordinary shares of the Company for an exercise price of $0.0001 per share.

27Related party transactions (continued)

On April 21, 2023, Mr. Slattery, Mr. Fitzpatrick and the Company entered into an option termination agreement, pursuant to which the parties agreed to terminate the Call Option in consideration for specified payments of up to an aggregate of $2.5 million to be paid by Mr. Fitzpatrick to Mr. Slattery, subject to certain conditions, including the Company raising additional funds during 2023 and the Company maintaining a minimum pre-order book.

On August 2, 2023 Mr. Slattery resigned as chairperson and director, and Michael Flewitt was appointed as chairperson. In connection with this and the option termination agreement referred to previously, $2.25 million was paid by Mr. Fitzpatrick to Mr. Slattery during the year ended December 31, 2023 with $250 thousand remaining conditional only on the Company's maintenance of a minimum pre-order book. Such conditions were satisfied as at December 31, 2023 and this remaining amount was paid by Mr. Fitzpatrick to Mr. Slattery subsequent to the period end.

On January 23, 2023, Michael Cervenka resigned from the Board of Directors.

On August 3, 2023, Vincent Casey resigned from the Board of Directors.

On October 17, 2022, Harry Holt and Marcus Waley-Cohen resigned from the Board of Directors.

On September 11, 2023 the Company appointed Stuart Simpson as Chief Financial Officer.

On February 22, 2024, the Company entered into the SF Investment Agreement with Imagination Aero, a company wholly owned by Stephen Fitzpatrick, pursuant to which Imagination Aero agreed to purchase, and the Company agreed to issue and sell to Imagination Aero, up to $50 million of (i) newly issued ordinary shares and (ii) 50,000,000 SF Warrants, in each case at purchase prices specified in the Investment Agreement and subject to the terms and conditions set out in the SF Investment Agreement.

During the year, Imagination Industries Ltd, a company controlled by Stephen Fitzpatrick provided and charged the Group with services totaling £83 thousand (2022: £83 thousand), of which £nil was outstanding as at December 31, 2023 (December 31, 2022: £14 thousand).